UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

     On June 21, 2005, the Audit Committee of the Board of Directors of Rochester Medical Corporation (the “Company”), after a review of proposals for audit services from several public accountants, determined to engage McGladrey & Pullen LLP as independent registered public accounting firm of the Company for the fiscal year commencing October 1, 2004 and ending September 30, 2005. The appointment of McGladrey & Pullen LLP is subject to the satisfactory completion of their client acceptance procedures. Ernst & Young LLP (“Ernst & Young”), the current independent registered public accounting firm, has been dismissed by the Audit Committee of the Board of Directors of the Company as of June 21, 2005.

     In connection with the audits of the two fiscal years ended September 30, 2004, and the subsequent interim period through June 21, 2005, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference in connection with their opinion to the subject matter of the disagreement.

     There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years of the Company ended September 30, 2004, or the subsequent interim period through June 21, 2005.

     The audit reports of Ernst & Young on the Company’s consolidated financial statements as of and for the years ended September 30, 2004 and September 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     A letter from Ernst & Young LLP is attached as Exhibit 16.1 to this Form 8-K.

     During the Company’s two most recent fiscal years and the subsequent interim period through June 21, 2005, the Company did not consult with McGladrey & Pullen LLP regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     16.1       Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 23, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 23, 2005

ROCHESTER MEDICAL CORPORATION
By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 23, 2005